SHARE PURCHASE AGREEMENT



     This Share Purchase Agreement ("this Agreement"), dated as of 9th October, 2003, among, Elaine Erickson, Michael R. Butler (collectively the "Sellers") both of the correspondence address c/o M. A. Littman, attorney at Law of 7609 Ralston Road, Arvada, CO 80002, The Art Boutique, Inc. ("ART"), whose correspondence address c/o M. A. Littman, attorney at Law of 7609 Ralston Road, Arvada, CO 80002, Capital Hero Holdings Limited, a company incorporated under the laws of the British Virgin Islands whose correspondence address is situate at Rooms 1203-8, Hang Seng Building, 77 Des Voeux Road Central, Hong Kong (the "Buyer"), and Michael A. Littman, attorney at Law of 7609 Ralston Road, Arvada, CO 80002 ("Escrow Agent").


W I T N E S S E T H:


     A. WHEREAS, ART is a corporation duly organized under the laws of the State of Colorado.

     B. WHEREAS, an aggregate of 3,700,000 shares of common stock of ART ("Purchase Shares") are held by the Sellers as to 1,850,000 shares of common stock of which are registered in the name of and beneficially held by Elaine Erickson and as to the remaining 1,850,000 shares of common stock are registered in the name of and beneficially held by Michael R. Bulter. C. WHEREAS, Buyer wishes to purchase the Purchase Shares from the Sellers who desire to sell the Purchase Shares to Buyer free and clear of liens and encumbrances subject to the terms as hereinafter appearing.

     D. WHEARAS, both the Sellers and the Buyer wish to appoint the Escrow Agent to act as an escrow agent to both the Sellers and the Buyer upon the terms as hereinafter appearing.

     E. WHEREAS an escrow agreement dated 9th October 2003 has been signed by the parties thereunder ("Escrow Agreement") in setting out the services to be provided by the Escrow Agent more particularly described thereunder. A copy of the Escrow Agreement is annexed hereto as "Annex I".

     F. ART is joining in this Agreement to provide certain warranties and representations.

     NOW, THEREFORE, it is agreed among the parties as follows:


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                                   ARTICLE I

                                The Consideration

     1.1 Subject to the conditions set forth herein, Sellers shall sell to Buyer and Buyer shall purchase the Purchase Shares from Sellers. Elaine Erickson shall convey to the Buyer 1,850,000 common shares forming part of the Purchase Shares and Michael R. Butler shall convey to the Buyer 1,850,000 common shares forming part of the Purchase Shares. The purchase consideration payable by the Buyer for the purchase of the Purchase Shares is US$275,000 (the "Considera- tion") from which US$75,000 ("Deposit") forming part of the Consideration shall be paidwithin two working days (Saturdays and Sundays excluded) after the date (Hong Kong Time) on which the Buyer shall have received from the Escrow Agent a facsimile copy of this Agreement (in its execution form duly prepared by the Buyer) duly signed by all parties hereto, with the same to be paid into and deposited at the Escrow Account (as defined in Section 1.2) operated by the Escrow Agent who shall retain the Deposit at the Escrow Account until the Closing Date (as defined in Section 5.1) or the date of termination or abandonment of this Agreement arising as a result of the occurrence of any event as set out in Section 7.1, whichever date shall be earlier.

     1.2 Subject to the fulfillment of all the conditions as set out in Article VI and provided that this Agreement shall not have been terminated as a result of the Sellers or the Buyer exercising their rights under Article VII, and further subject to the Buyer having received from the Escrow Agent a confir-Mation in writing in such form as shall be satisfactory to the Buyer in all respects ("Confirmation") signed by the Escrow Agent confirming to the Buyer that the conditions under Sections 6.2, 6.3, 6.4, 6.5, 6.6, 6.7 and 6.8 have been duly fulfilled and satisfied, the Buyer shall at or before 5:00 p.m. on 15th October 2003 (US (Colorado) time) pay the balance of the Consideration in the sum of US$200,000 ("Balance Consideration") into the following escrow account ("Escrow Account") operated by the Escrow Agent who shall retain the Balance Consideration at the Escrow Account until the Closing Date (as defined in Section 5.1) or the date of termination or abandonment of this Agreement arising as a result of the occurrence of any event as set out in Section 7.1, whichever date shall be earlier. Details of the Escrow Account are as follows:-

                           Bank: Commercial Federal Bank
                           Address: 5805 Carr Street, Arvada, CO 80004, U.S.A. Account holder: M.A. Littman
                           Account number: 630996227


                                   ARTICLE II

                    Matters to be dealt with prior to closing

     2.1 (a) The Sellers shall fulfill and satisfy all the conditions as set out in Article VI as soon as practicable after the signing of this Agreement.


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

          (b) The Buyer shall pay the Balance Consideration in the manner as set out in Section 1.2.

        2.2 Upon the Balance Consideration having been deposited by the Buyer at the Escrow Account pursuant to Section 1.2, the Escrow Agent shall immediately proceed to carry out the following:-

         (a) deliver the documents as mentioned in Section 6.2 to the stock transfer agent of ART, namely Interstate Transfer Company ("Transfer Agent") for the issue by the Transfer Agent of the new share certificate in respect of 3,700,000 shares of common stock of ART, duly registered in the name of the Buyer ("New Share Certificate"); and

         (b) conduct filing, and procure delivery to the shareholders of ART the documents (including without limitation to Form 14f-1) required to be filed and/or delivered to the shareholders of ART under the Securities Exchange Act of 1934, as amended ("Exchange Act") or otherwise for the purpose of effecting the resignation of all existing directors of ART and appointment of the New Directors on the expiry of the requisite period of time as required under the Exchange Act or other laws. The date on which both the resignation of all existing directors of ART (together with those in its subsidiary companies) and the appointment of the New Directors have so become effective is hereinafter called the "Effective Date".


     2.3 The Buyer shall not be obliged to purchase any of the Purchase Shares unless the purchase of all the Purchase Shares is completed simultaneously.

     2.4 Save where this Agreement shall have been terminated under Article VII, at all times prior to Closing Date (as defined in Section 5.1), both the Deposit and the Balance Consideration shall be retained at the Escrow Account by the Escrow Agent.


                                  ARTICLE III

     Representations, Warranties, and Covenants of Sellers and ART as to ART

     Both the Sellers and ART hereby jointly and severally, represents, warrants, and covenants to Buyer that the matters as set out below in this
Article III are true and accurate in all respects as at the date hereof and will continue to be so up to and including the date which is the later of the Closing Date or the Effective Date. Both the Sellers and ART acknowledge that the Buyer in entering into this Agreement is relying on such representations, warranties and covenants, which are as follows:

     3.1 ART is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of ART, are complete and accurate, and the minute books of ART, copies of which


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

have also been made available to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of ART.

     3.2 (a) The authorized capital stock of ART consists of 50,000,000 shares of common stock. There are 4,471,900 shares of Common Stock of ART issued and outstanding. All such shares of capital stock of ART are validly issued, fully paid, non-assessable and free of preemptive rights. ART has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of ART, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of ART. All of the outstanding shares of capital stock of ART have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights. None of such issued and outstanding shares is the subject of any voting trust agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

        (b) Elaine Erickson of the Sellers owns 1,850,000 shares forming part of the Purchase Shares and Michael R. Butler of the Sellers owns the remain -ing 1,850,000 shares out of the Purchase Shares that they are conveying pursuant to this Agreement beneficially and of record, free and clear of any lien, pledge, security interest or other encumbrance, and, upon payment of the Consideration for the Purchase Shares as provided in this Agreement, the Buyer will acquire good and valid title to the Purchase Shares, free and clear of any lien, pledge, security interest or other encumbrance. None of the Purchase Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement. Each Seller has full right and authority to transfer the portion of the Purchase Shares respectively owned by each of them pursuant to the terms of this Agreement.

     3.3 ART does not own nor has it owned, in the last five years prior to the date hereof, any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and there are no obligations of ART to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

     3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the Sellers and ART and is a valid and binding agreement and obligation of ART and Sellers enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Sellers and ART have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Sellers or ART will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of ART, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which ART or Sellers are a party, or of any material provision of any law,


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

statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over ART or Sellers, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of ART pursuant to the terms of any agreement or instrument to which ART is a party or by which ART may be bound or to which any of ART property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by ART or Sellers.

     3.6 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Sellers threatened against or relating to ART or any of its subsidiary companies or affecting any of their respective assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which ART or any of its subsidiary companies is a party or by which ART or any of its subsidiary companies or any of their respective assets, properties, business or capital stock are bound.

     3.7 ART has accurately prepared and filed all federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of ART for all current taxes and other charges to which ART is subject and which are not currently due and payable. None of the Federal income tax returns of ART have been audited by the Internal Revenue Service or other foreign governmental tax agency. ART has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against ART for any period, nor of any basis for any such assessment, adjustment or contingency.

     3.8 ART has delivered to Buyer audited financial statements dated December 31, 2002. All such statements, herein called "ART Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of ART for the periods indicated. All financial statements of ART have been prepared in accordance with generally accepted accounting principles. The Sellers will complete and file the September 30, 2003 10QSB on or before October 15, 2003.

     3.9 Save and except the fees and expenses as provided in Section 4.12, as at the date which is the later of the Closing Date or the Effective Date, ART and/or any of its subsidiary companies has no outstanding indebtedness, liabilities or obligations due or owing to any third party including but not limited to any director of ART or any director of any of its subsidiary companies or professional advisers of ART, whether actual, contingent, disputed, unquantified or deferred and irrespective of whether the same is due and payable on the Closing Date or the effective Date.

     3.10 Since the dates of the ART Financial Statements, there have not been any material adverse changes in the business or condition, financial or


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

otherwise,   of  ART.  ART  does  not  have  any  liabilities,   commitments  or
obligations, secured or unsecured (whether accrued, absolute, contingent or otherwise) save and except those liabilities as set out in Section 4.12.

     3.11 ART is not a party to any contract performable in the future except to issue shares set forth in this Agreement hereof and with the Transfer Agent.

     3.12 The representations and warranties of the ART shall be true and correct as of the date hereof and shall continue to be so up to and including the date which is the later of the Closing Date or the Effective Date.

     3.13 ART will have delivered to Buyer, all of its corporate books and records for review.

     3.14 ART has no employee benefit plan in effect at this time.

     3.15 No representation or warranty by ART or the Sellers in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

     3.16 Buyer has received copies of Form 10SB as filed with the Securities and Exchange Commission ("SEC") which included audits for the year ended December 31, 2002 and each of its other reports to shareholders filed with the SEC through the period ended June 30, 2003. ART is a registered company under the Exchange Act.

     3.17 ART has duly filed all reports required to be filed by it under the Exchange Act. No such reports, or any reports sent to the shareholders of ART generally contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

     3.18 The Buyer has not received any general solicitation or general advertising regarding the shares of Seller's common stock.

     3.19 As at the date which is the later of the Closing Date or the Effective Date, ART or any of its subsidiary companies has no outstanding contract, agreement, transaction, obligation, commitment, understanding, arrangement, guarantee, indemnity or liability of any nature whatsoever and howsoever and ART and/or any of its subsidiary companies has not agreed to enter into, contract for or incur, any such contract, agreement, transaction, obligation, commitment, understanding, arrangement guarantee, indemnity or liability, save and except a transfer agent contract dated 30th October 2001 ("Transfer Agent Contract") and signed between ART and the Transfer Agent, a copy which is enclosed herewith under "Annex II" for reference purposes.

     3.20 As at the date which is the later of the Closing Date or the Effective Date, ART and/or any of its subsidiary companies has no outstanding capital commitments nor has ART and/or any of its subsidiary companies authorized, contracted for or entered into any capital commitments.


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


                                   ARTICLE IV

                        Termination of Representation and
               Warranties and Certain Agreements; Indemnification

     4.1 The respective representations and warranties of the parties hereto shall survive this Agreement for two years commencing from the Closing Date and the continuing covenants, obligations and the agreements of the parties hereto shall survive this Agreement.

     4.2 The right to indemnification or payment of Damages (as defined in section 4.4) or other remedy based on any representation, warranty, covenant or obligation of a party hereunder shall not be waived by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

     4.3 The waiver of any condition to a party's obligation to consummate the transactions contemplated hereunder, where such condition is based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, or payment of Damages, or other remedy based on such representation, warranty, covenant or obligation.

     4.4  Sellers and ART,  jointly  and  severally,  shall  indemnify  and hold harmless the Buyer and its respective officers, directors and affiliates (collectively the "Buyer Indemnified Persons" and each a "Buyer Indemnified Person") for, and will pay to the Buyer Indemnified Persons, on a dollar-for-dollar basis, the amount of, any loss, liability, claim, damage (including, without limitation, incidental and consequential damages), cost, expense (including, without limitation, interest, penalties, costs of investigation and defense and the reasonable fees and expenses of attorneys and other professional experts) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly arising from, attributable to or in connection with:

        (a) any representation or warranty made by the Sellers or ART in this Agreement or any closing deliveries, that is, or was at the time made, false, inaccurate or not fully complied with, or any breach of, or misrepresentation with respect to, any such representation or warranty;

        (b) any breach by any of the Sellers or ART of any covenant, agreement or obligation of ART or Sellers contained in this Agreement;

        (c) any claims or litigation relating to ART now pending or threatened or which may hereafter be brought against Buyer and/or ART or Sellers based upon events occurring prior to the Closing Date and not attributable to the acts of the Buyer ; or


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        (d)    any  and  all  actions,  suits,  proceedings,   claims,  demands,
               assessments, judgments, costs, losses, liabilities and reasonable legal and other expenses incident to any of the foregoing.

     4.5 Sellers and ART shall have no liability for indemnification with respect to any representation or warranty, unless, on or before the second anniversary of the Closing Date, the Buyer notifies the Sellers of a claim specifying the basis thereof in reasonable detail to the extent then known by Buyer. A claim with respect to any covenant, agreement or obligation contained in this Agreement, may be made at any time without any time limitation.

     4.6 Promptly after receipt by an indemnified party referred to in Article IV of written notice (the "Notice of Claim") of the commencement of any action, suit or proceeding against it, or written threat thereof, such indemnified party will, if a claim is to be made against an indemnifying party under either of said sections, as applicable, give notice to the indemnifying party of the commencement of such action, suit or proceeding. The indemnified party shall furnish to the indemnifying party in reasonable detail such information as the indemnified party may have with respect to such indemnification claims (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or assenting the same). Subject to the limitations set forth in this section, no failure or delay by the indemnified party in the performance of the foregoing shall reduce or otherwise affect the obligation of the indemnifying party to indemnify and hold the indemnified party harmless except to the extent that such failure or delay shall have materially and adversely affected the indemnifying party's ability to defend against, settle or satisfy any action, suit or proceeding the claim for which the indemnified party is entitled to indemnification hereunder. The foregoing shall not apply to the extent inconsistent with the provisions of section 4.10 relating to proceedings.

     4.7 If the claim or demand set forth in the Notice of Claim given by the indemnified party is a claim or demand asserted by a third party, the indemnifying party shall have 30 days after the Date of Notice of Claim to notify the indemnified party in writing of its election to defend such third party claim or demand on behalf of the indemnified party (the "Notice Period"); provided, however, that the indemnified party is authorized to file any motion, answer or other pleading which it deems necessary or appropriate to protect its interests during the Notice Period. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall make available to the indemnifying party and its agents and representatives all records and other materials which are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate (at the sole cost and expense of the indemnifying party) with, and assist (at the sole cost and expense of the indemnifying party) the indemnifying party in the defense of, such third party claim or demand, and so long as the indemnifying party is diligently defending such third party claim in good faith, the indemnified party shall not pay, settle or compromise such third party claim or demand. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall have the right to control the defense of such third party claim or demand, at the indemnified party's own expense. If the indemnifying party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the indemnified party shall have the right, in addition to any other right or remedy it may have hereunder at the indemnifying party's expense, to defend such third party claim or demand.


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     4.8 The term  "Date of Notice of Claim"  shall  mean the date the Notice of
Claim is effective pursuant to section 4.6 of this Agreement.

     4.9 A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

     4.10 Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents executed and delivered in connection herewith, and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Colorado or of the United States of America for the District of Colorado, and, by execution and delivery of this Agreement, the parties each hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts thereof. The parties irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding in accordance with the notice provisions set forth in Section 9.5. The parties each hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents execute and delivered in connection herewith brought in the courts referred to above and hereby further irrevocably waive and agree, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

     4.11 Notwithstanding anything herein contained, in the event where there shall be discovered, at any time whether before or after the date which is the later of the Closing Date or the Effective Date, any outstanding debts or liabilities incurred by ART and/ or any of its subsidiary companies prior to such date, the Sellers shall immediately pay or discharge in full such debts, liabilities or indebtedness. For the avoidance of doubt, the obligations of the Sellers hereunder shall survive closing of this Agreement.

     4.12 Without prejudice to Section 4.11, the Sellers hereby confirm to the Buyer that as at Closing Date, there shall have been outstanding directors' fees, outstanding professional fees and consultancy fees being incurred and payable by ART and/or its subsidiary companies, and outstanding fees due to the Transfer Agent by ART under the Transfer Agent Contract or otherwise. The Sellers hereby agree to pay or discharge in full the aforesaid fees on behalf of ART on or before Closing Date. For the avoidance of doubt, the obligations of the Sellers hereunder shall survive this Agreement. The aforesaid fees shall include fees and expenses incurred by ART in its preparing and filing of the 30th day of September 2003 10QSB but shall exclude fees and expenses incurred by ART in relation to the preparation filing and mailing of the Form 14f-1 as described in Section 2.2(b).

     4.13 The parties hereto hereby acknowledge that the Escrow Agent further acts for the Sellers and ART in connection with this Agreement. All fees in respect thereof shall be paid by the Sellers.

                                   ARTICLE V

                              Procedure for Closing

     5.1 Subject to and provided that this Agreement shall not have been terminated under Article VII, closing of this Agreement shall take place on the date of occurrence ("Closing Date") of all of the followings:-

        (a) due compliance with or fulfillment or performance of all the conditions set out in Article VI;

        (b) the Balance Consideration having been paid by the Buyer in accordance with Section 1.2;

        (c) due performance by the Escrow Agent in respect of his filing and delivery obligations under Section 2.2(b);

        (d)    the New Share  Certificate  having  been  issued by the  Transfer
               Agent;

        (e) all such fees and expenses as referred to in Section 4.12 having been duly paid or settled by the Sellers; and

        (f) a written confirmation issued by the Buyer or its legal advisor to the Escrow Agent that the Buyer has, in its possession :-

                (i) one original copy of this Agreement duly signed by all parties hereto, and

                (ii) one original copy of the Escrow Agreement duly signed by all parties thereunder.

     5.2  Provided  that this  Agreement  shall not have been  terminated  under
Article VII, on Closing Date, the Escrow Agent shall carry out the following businesses (irrespective of whether the Effective Date has occurred or not):-

         (a) both the Deposit and the Balance Consideration shall be released from escrow and paid by the Escrow Agent to the Sellers;

         (b) the Escrow Agent shall, unless otherwise directed by the Buyer, deliver to the Buyer the New Share Certificate and other relevant documents via Federal Express or other speedpost services at the direction of the Buyer to the following address:

                    Room 1203-8, Hang Seng Building, 77 Des Voeux Road Central, Hong Kong and to the attention of Mr. Ronald Lui of Capital Hero Holdings Limited (Mobile Phone Number (852) 6097-0128); and

         (c) the Escrow Agent shall release from escrow the Written Resignations, the Board Resolutions and the Company Items and shall deliver the same to the Buyer in such manner as the Buyer may direct.

     5.3 The Escrow Agent shall, on the Effective Date, deliver to the Buyer all documents evidencing both the effective resignations of all existing directors of ART (and its subsidiary companies) and the effective appointment of the New Directors.


                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

     The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

     6.1 the representations and warranties made by Sellers and ART in this Agreement have remained to be true and accurate in all respects as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyer;

     6.2 by way of conveying the Purchase Shares from the Sellers to the Buyer, the Sellers shall have delivered with the Escrow Agent for his retention the original share certificates in respect of the Purchase Shares and relevant stock powers duly executed by the Sellers in readiness to effect the transfer of ownership of the Purchase Shares to the Buyer and other documents required to be delivered by the Sellers to the Escrow Agent for the purpose of the sale of the Purchase Shares to the Buyer including without limitation to such forms, endorsement, guarantees and assurance as the Transfer Agent may require whether under the Transfer Agent Contract or otherwise in respect of the transfer of ownership of the Purchase Shares hereunder;

     6.3  the  Escrow  Agent  shall  have  in  its   possession   all  requisite
documentation in relation to closing of this Agreement;

     6.4 the Sellers shall have delivered to the Escrow Agent for his retention the written resignations ("Written Resignations") of all existing directors of ART and all its subsidiary companies with such resignations to take effect on the Effective Date together with a written acknowledgement under seal from each of them respectively in such form as the Buyer shall require that he has no claims against ART or any of its subsidiary companies whether by way of compensation, remuneration, severance payments, expenses, damages or otherwise;

     6.5 the Sellers shall have delivered to the Escrow Agent for his retention a copy, certified as true and complete by a director of ART of resolutions of its board of directors ("Board Resolutions") approving:-

        (a) this Agreement and authorizing a person to execute the same for and on its behalf;

        (b) the acceptance of the resignation of the directors of ART and its subsidiary companies as provided under Section 6.4;

        (c) the appointment of Mr. Lui Chi Ho Ronald as Chief Executive Officer and director and Mr. Tsoi Mow Hung as director
               (collectively "New Directors") nominated by the Buyer as new directors of ART with effect from the Effective Date; and

        (d) the cancellation of all accounts (including the signatories and bank mandates) maintained by ART and its subsidiary companies with banks and financial institutions in such manner as the Buyer may require; and

     6.6 the Sellers shall have delivered to the Escrow Agent for his retention the following items ("Company Items"):-

         (a) all statutory records and minute books (which shall be written up to the Closing Date) and other statutory records of ART;

         (b) the common seal and all rubber stamps, cheque books, cheque stubs and bank statements, receipt books, all current insurance policies, books and accounts and title deeds and evidence of ownership to all assets and all current contracts and all other accounting records of ART and its subsidiary companies; and

        (b) all correspondence and other documents belonging to ART and its subsidiary companies (including its constitutional documents).

     6.7 A Form 14f-1 and other requisite documentation in effecting the resignation of all existing directors of ART (and those in its subsidiary companies) and appointment of the New Directors and the change in board control of ART as may be required to be prepared under the Exchange Act or otherwise have been duly prepared in readiness for, where appropriate, filing and/or delivery to the shareholders of ART; and

     6.8 ART shall have completed and filed the 30th day of September 2003 10QSB in relation to ART.


                                   ARTICLE VII

                           Termination and Abandonment

     7.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to the Closing Date (in respect of events as set out in Section 7.1 (a), (c) and (e), at any time between 5:00 p.m. on 10th October 2003 and 5:00 p.m. on 15th October 2003 (both of which US (Colorado) time) (in respect of an event under Section 7.1(b) or (d))), or at any time after the Closing Date (in respect of the event as set out in Section 7.1(f)):-

         (a)   by mutual consent of the Sellers and the Buyer;

         (b) by Buyer only, if any of the conditions set forth in Article VI has not been fulfilled or performed;

         (c) by Sellers or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise materially affect the consummation of the transactions contemplated hereby;

        (d) by Buyer only, if the Buyer shall fail to receive the original copy of the Confirmation by 5:00 p.m. on 10th of October, 2003 (US (Colorado) time);

        (e) by Buyer only, if there is discovered any breach, inaccuracy, material error, misstatement or misleading information in the representations and warranties given by any of the Sellers or ART under this Agreement; or

        (f) provided where this Agreement shall not have been terminated pursuant to and under any of the events in Section 7.1 (a), (b),
               (c), (d) or (e) and provided further that all the conditions under Article VI shall have been duly fulfilled, satisfied and complied with and provided further that the Confirmation shall have been received by the Buyer at a time prior to 5:00 p.m. on 10th October 2003 (US (Colorado) time), by the Sellers acting jointly, in the event where the Buyer shall fail to pay the Balance Consideration in accordance with the terms as set out in
               Section 1.2 by 5:00 p.m. on 15th October, 2003 (US (Colorado) time), unless such time or date shall have been extended by the Sellers and Buyer jointly.

     7.2 Any of the terms or conditions of this Agreement may be waived at any time by the party who is entitled to terminate this Agreement pursuant to the relevant clause under Section 7.1.

     7.3 (a) On the occurrence of the Buyer (or the Sellers in Section 7.1(c) only) exercising its rights to terminate this Agreement under any of the events as set out in Section 7.1(a), (b), (c), (d)or (e), both the Deposit and the Balance Consideration (if the same shall have been paid by the Buyer to the Escrow Agent) shall forthwith be returned by the Escrow Agent to the Buyer.

     (b) On the occurrence of the Sellers exercising their rights to terminate this Agreement under the event as set out in Section 7.1(f), the Sellers shall be entitled to forfeit the Deposit. Upon the Sellers forfeiting the Deposit as such, none of the parties hereto shall thereafter have any further liabilities and/ or obligations against or towards one another save for any antecedent breaches of this Agreement by any of the parties hereto.

                                  ARTICLE VIII

                          Services of the Escrow Agent

     8.1 In consideration of the payment of a fee to the Escrow Agent (as referred to in Section 8.4) and for other valuable consideration, the Sellers, the Buyer and the Escrow Agent all agree that the Escrow Agent shall be appointed as an escrow agent by both the Sellers and the Buyer for the period commencing from the date hereof until the date on which all his duties and obligations hereunder shall have been duly fulfilled and/ or discharged. Under this Agreement, the Escrow Agent shall be authorized, instructed and obligated to observe, perform and comply with the following:-

         (a) procure and conduct full control of the Escrow Account at all times; and to operate the Escrow Account in accordance with the terms of this Agreement;

         (b) accept payment of both the Deposit and the Balance Consideration from the Buyer into the Escrow Account;

         (c) retain the Deposit in accordance with Sections 1.1 and 2.4 and hold the Balance Consideration in accordance with Sections 1.2 and 2.4;

         (d) where appropriate, release both the Deposit and the Balance Consideration to the Sellers in accordance with Section 5.2(a);

         (e) where appropriate, return to the Buyer the Deposit and the Balance Consideration in accordance with Article VII;

         (f) prepare and issue the Confirmation to the Buyer immediately upon the fulfillment and/or satisfaction of the conditions under Sections 6.2, 6.3, 6.4, 6.5, 6.6, 6.7 and 6.8;

         (g)   duly perform his obligations as set out in Section 2.2;

         (h) accept delivery of all the documents and other items as mentioned in Sections 6.2, 6.3, 6.4, 6.5, 6.6, 6.7 and 6.8;

         (i) undertakes with the Buyer that he shall not proceed to closing or otherwise allow closing of this Agreement to take place unless and until all the events under Section 5.1 have occurred or taken place;

         (j) duly perform his obligations as set out in Section 5.2. In his performance of his obligations under Section 5.2(b), the Escrow Agent hereby further irrevocably undertakes with the Buyer that the New Share Certificate shall be delivered at the address under the direction of the Buyer within 5 days after the Closing Date;

         (k)   duly perform his obligations under Section 5.3; and

         (l) where the Agreement shall be terminated under Article VII, the documents and items as mentioned in Sections 6.2, 6.3, 6.4, 6.5 and/or 6.6 shall be returned to the Sellers or ART, as the case may be.

     8.2 Save for the default, negligence, non-observation, non-performance or non-compliance on the part of the Escrow Agent of any of his obligations hereunder, the Escrow Agent is specifically indemnified and held harmless against all losses, claims, costs, expenses which the Escrow Agent may suffer or incur as a consequence of his appointment as Escrow Agent hereunder. In the event of a dispute involving the escrow instructions or the consideration to be delivered in escrow, subject to the joint consent of the Sellers and the Buyer, the escrow agent is authorized to transfer and deposit all funds previously deposited by the Buyer into the Escrow Account pursuant to the terms of this
Agreement and the amount of interest accrued thereon with the Clerk of the District Court for the City and County of Denver, State of Colorado upon ten days written notice, and, subject to and provided that there shall have been no default, negligence, non-observation, non-performance or non-compliance on the part of the Escrow Agent of any of his obligations and undertaking hereunder, be relieved of any further escrow duties thereupon. Any and all costs of attorneys fees and legal actions of escrow agent for any dispute resolution or interpleader action shall be paid in equal shares by the parties to this Agreement.

     8.3 The Escrow Agent shall be fully liable to the Sellers and/or the Buyer (as the case may be) for all losses, damages, liabilities or claims in whatever nature as shall be sustained or suffered by the Sellers and/ or the Buyer (as the case may be) arising from or as a result of the breach, default, negligence, non-observation, non-performance or non-compliance on the part of the Escrow Agent of any of his obligations and undertaking hereunder.

     8.4 (a) In consideration of the services provided by the Escrow Agent hereunder, the Buyer agree to pay the Escrow Agent an escrow fee in the sum of US$[2,500], whereas all reasonable out of pocket expenses incurred by the Escrow Agent relating to the escrow services hereunder are borne solely by the Sellers.

     (b) The Buyers agrees that the said escrow fees in the sum of US$2,500 as set out in Section 8.4(a) shall be paid to the Escrow Agent by way of depositing the same at the Escrow Account at the same time when the Balance Consideration shall be paid by the Buyer pursuant to Section 1.2.

                                   ARTICLE IX

                                  Miscellaneous

     9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

     9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument. Facsimile execution and delivery of this Agreement is legal valid and binding execution and delivery for all purposes.

     9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     9.4 This Agreement may not be amended except by written consent of both the Sellers and the Buyer.

     9.5 Any documents, notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Sellers:       Elaine Erickson and Michael R. Butler
                  c/o Michael A. Littman
                  7609 Ralston Road
                  Arvada, CO 80002
                  Facsimile number : (303) 431 1567


To ART:           Michael A. Littman
                  7609 Ralston Road
                  Arvada, CO 80002
                  Facsimile number : (303) 431 1567


To Buyer:         Mr. Ronald Lui
                  Capital Hero Holdings Ltd.
                  Rooms 1203-8, Hang Seng Building
                  77 Des Voeux Road Central
                  Hong Kong
                  Facsimile number : (852) 2824 0001

To Escrow
Agent    :        Michael A. Littman
                  7609 Ralston Road
                  Arvada, CO 80002
                  Facsimile number : (303) 431 1567

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

     9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and Sellers. However, ART may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

     9.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Jefferson County, Colorado.


     9.8 Buyers and ART hereby covenant and agree to continue to retain the Transfer Agent as the stock transfer agent of ART for the remaining term pursuant to and under the Transfer Agent Contract.

     IN WITNESS WHEREOF, the parties have executed this Agreement this _____ day of __________________________, 2003.



         SELLERS:                                    THE ART BOUTIQUE, INC.

         __________________________                  By:________________________
         Elaine Erickson                             Name:
                                                     Title:
         __________________________
         Michael R. Butler


         BUYER:                                      ESCROW AGENT:
         CAPITAL HERO HOLDINGS LTD.



         By:_________________________                ___________________________
         Ronald Lui                                  Name: Michael A. Littman
         Director                                    Title: Attorney at law